UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT  REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway, Suite 450, Houston, Texas, 77094

(Address of principal executive offices)

(281) 404-4387

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Camber Energy, Inc. (the “Company”) is not in compliance with NYSE American LLC’s (the “Exchange”) continued listing standards as set forth in Section 1007 of the NYSE American Company Guide (the “Company Guide”) given the Company failed to timely file (the “Filing Delinquency”) the following reports (collectively, the “Delayed Reports”):  (i) Form 10-K for the 9-month transition period ended December 31, 2020; (ii) Form 10-Q for the period ended March 31, 2021; and (iii) Form 10-Q for the period ended June 30, 2021.  The Filing Delinquency will be cured via the filing of the Delayed Reports.

The Company intended to remedy the Filing Delinquency on or before December 17, 2021, however due to certain circumstances requested the Exchange grant the Company an extension of time by which to file the Delayed Reports. The Exchange accepted the Company’s request and has allowed the Company until January 14, 2022 to file the Delayed Reports.

If the Company is unable to cure the delinquency by January 14, 2022, the Company may request an additional extension up to the maximum cure period of May 20, 2022.  NYSE Regulation staff will review the Company periodically for compliance with adherence to the milestones in the plan.  In addition, if the Company does not make progress consistent with the plan during the plan period or if the Company does not complete its Delayed Filings and any subsequently delayed filings with the SEC by the end of the maximum 12-month cure period on May 20, 2022, Exchange staff will initiate delisting proceedings as appropriate.  The Company may appeal a staff delisting determination in accordance with Section 1010 and Part 12 of the Company Guide.

The Company is committed to filing the Delayed Reports to achieve compliance with the Exchange’s requirements, and, although there are no guarantees it will do so, the Company expects to file the Delayed Reports on or before January 14, 2022.

Item 8.01 Other Events.

On December 20, 2021, in accordance with the Exchange’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 20, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: December 20, 2021	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 20, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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